FORM 5                                    [Outside Director]




                  AMERICAN PREMIER GROUP, INC.

                     STOCK OPTION AGREEMENT

          Subject and pursuant to the provisions of the American Premier Group, Inc. Stock Option Plan (the "Plan"), __________________________________ (the "Optionee") is hereby granted the option (the "Option") to purchase _______________ _________________________ (________) fully paid and non-assessable shares of Common Stock, $1.00 par value (the "Shares"), of American Premier Group, Inc., an Ohio corporation (the "Company"), upon and subject to the following terms and conditions:

          1. Option Price. The price at which each Share may be purchased pursuant to the Option is $_______ per share.

          2. Duration of Option. Except as otherwise provided herein, the Option shall expire, and all rights to purchase Shares pursuant thereto shall cease, on the third day after the tenth anniversary of the date of grant of the Option (the "Expiration Date"), as set forth below.

          3. Designation as Non-Incentive Option. The Option is designated a "Non-Incentive Option" (which term, as used herein, shall mean an option not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")).

          4. Vesting of Option. The Option is fully exercisable and vested as of the date on which the Option was granted.

          5. Merger, Consolidation, Etc. In the event that the Company shall, pursuant to action by its Board of Directors, at any time propose to merge into, consolidate with, or sell or otherwise transfer all or substantially all of its assets to another corporation and provision is not made pursuant to the terms of such transaction for the assumption by the surviving, resulting or acquiring corporation of the Option, or for the substitution of a new option therefor, a committee of the Board of Directors designated by the Board of Directors (the "Committee") shall cause written notice of the proposed transaction to be given to the Optionee not less than 40 days prior to the anticipated effective date of the proposed transaction, and, prior to a date specified in such notice, which shall be not more than 10
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days prior to the anticipated effective date of the proposed transaction, the Optionee shall have the right to exercise the Option to purchase any or all Shares then subject to the Option, including those, if any, which by reason of other provisions of the Option have not then become available for purchase. The Optionee, by so notifying the Company in writing, may, in exercising the Option, condition such exercise upon, and provide that such exercise shall become effective at the time of, but immediately prior to, the consummation of the transaction, in which event the Optionee need not make payment for the Shares to be purchased upon exercise of the Option until 5 days after written notice by the Company to the Optionee that the transaction has been consummated. If the transaction is consummated, the Option, to the extent not previously exercised prior to the date specified in the foregoing notice, shall terminate on the effective date of such consummation. If the transaction is abandoned, any Shares not purchased upon exercise of the Option shall continue to be available for purchase in accordance with the other provisions of the Option.

          6. Exercise of Option. A person entitled to exercise the Option may exercise it in whole at any time, or in part from time to time, by delivering to the Secretary of the Company written notice specifying the number of Shares with respect to which the Option is being exercised, together with payment in full of the purchase price of such Shares plus any applicable federal, state or local taxes for which the Company (or a Subsidiary (as defined below)) has a withholding obligation in connection with such exercise. Such payment shall be made in whole or in part: (i) in cash or by personal check, money market check, certified check, or bank draft to the order of the Company, (ii) by the exchange of Common Stock of the Company acquired by the person entitled to exercise the Option more than 6 months prior to the date of exercise and having a "fair market value" on the date of exercise at least equal to the price for which the Shares may be purchased pursuant to the Option plus any applicable federal, state or local taxes for which the Company (or a Subsidiary) has a withholding obligation as noted above (including any such taxes with respect to income recognized by the Optionee upon the disposition of the Common Stock of the Company used to effect such exchange) or (iii) by a promissory note payable to the Company, but only in accordance with the provisions of, and if the Optionee is at the time of exercise otherwise eligible under, the Company's Stock Option Loan Program, or any successor program, as in effect from time to time (the "Loan Program"), (a) in a principal amount up to 100% of the payment or such applicable lower percentage as may be specified by the Committee pursuant to the Loan Program and (b) bearing interest at a rate not less than the applicable test rate prescribed under Section 483 of the Code, or any successor provision, or such higher rate as may be specified by the Committee pursuant to the Loan Program. Notwithstanding the foregoing, the Committee may, in its sole discretion, authorize such payment, in whole or in part, in any other form. As used


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herein, the term "Subsidiary" means any domestic or foreign corporation, at least 50% of the outstanding voting stock or voting power of which is beneficially owned, directly or indirectly, by the Company. The "fair market value" of the Shares on any date shall be the mean between the high and low prices of the Shares on such date on the New York Stock Exchange Composite Tape (or the principal market in which the Shares are traded, if the Shares are not listed on that Exchange on such date), or if the Shares were not
traded on such date, the mean between the high and low prices of the Shares on the next preceding trading day during which the Shares were traded.

          7. Nontransferability. The Option shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Options may be exercised, during the lifetime of the Optionee, only by the Optionee.

          8. Termination of Service. In the event of the Optionee's termination of service as a member of the Board of Directors for any reason, the Option shall terminate on (i) the date which is the later of (a) 90 days from the date of such termination of service or (b) six months and ten days after such Optionee's last purchase or sale of Shares prior to his or her ceasing to be a member of the Board of Directors or (ii) its Expiration Date, whichever shall first occur.

          9. No Rights as Stockholder. The Optionee shall not have any rights as a stockholder of the Company with respect to any Shares prior to the date of issuance to the Optionee of the certificate or certificates for such Shares.
          10.  Issuance of Shares; Restrictions.
               (i) Subject to the conditions and restrictions provided in this Paragraph 10, the Company shall, within twenty business days after the Option has been duly exercised in whole or in part, deliver to the person who exercised the Option a certificate, registered in the name of such person, for the number of Shares with respect to which the Option has been exercised. The Company may legend any stock certificate issued hereunder to reflect any restrictions provided for in this Paragraph 10.

               (ii) Unless the Shares subject to the Option have been registered under the Securities Act of 1933, as amended (the "Act"), (and, if the Optionee may be deemed an "affiliate" of the Company as defined in Rule 405 under the Act, such Shares have been registered under the Act for resale by the Optionee), or the Company has determined that an exemption from registration is available, the Company may require prior to and as a condition of


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

the issuance of any Shares that the person exercising the Option furnish the Company with a written representation in a form prescribed by the Committee to the effect that such person is acquiring such Shares solely with a view to investment for such person's own account and not with a view to the resale or distribution of all or any part thereof, and that such person will not dispose of any such Shares otherwise than in accordance with the provisions of Rule 144 under the Act unless and until either the Shares are registered under the Act or the Company is satisfied that an exemption for such registration is available.

               (iii) Anything contained herein to the contrary notwithstanding, the Company shall not be obligated to sell or issue any Shares pursuant to the Option unless and until the Company is satisfied that such sale or issuance complies with (a) all applicable requirements
          of the New York Stock Exchange (or the    governing
          body of the principal market in which such Shares are traded, if such Shares are not then listed on that Exchange), (b) all applicable provisions of the Act and
          (c) all other laws or regulations by which the Company is bound or to which the Company is subject.

          11. Adjustments. The number of Shares and the Option price for Shares covered by the Option shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any stock dividend, stock split or similar event, any other capital adjustment (including a reclassification of Shares or recapitalization or reorganization of the Company), or the distribution to holders of Shares of rights, warrants, assets or evidences of indebtedness (other than regular cash dividends) in such manner as the Committee in its sole judgment determines to be equitable.

          12. Optionee Acknowledgement. Optionee acknowledges receipt of a copy of the Plan, as amended. Optionee hereby agrees to accept as final and conclusive all determinations, interpretations and constructions made by the Committee pursuant to the Plan and the Option.




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

Date of Grant:  June 1, ______


(Corporate Seal)                   AMERICAN PREMIER GROUP, INC.



Attest:                            By__________________________
                                     Robert W. Olson
                                     Senior Vice President
                                        and Secretary
_________________________
     Pamela S. Meyers
   Assistant Secretary


                                   ____________________________
                                   Optionee


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